UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06105
                                                     ---------

                Oppenheimer Quest International Value Fund, Inc.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                            -------------

                      Date of fiscal year end: November 30
                                               -----------

                      Date of reporting period: 11/30/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


NOVEMBER 30, 2007

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      Oppenheimer                                                Management
      Quest International                                       Commentaries
      Value Fund, Inc.(SM)                                          and
                                                                Annual Report

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      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                               [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN GEOGRAPHICAL HOLDINGS
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Japan                                                                      16.9%
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France                                                                     13.2
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United Kingdom                                                             12.9
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The Netherlands                                                             6.7
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Switzerland                                                                 6.7
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Germany                                                                     6.0
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Italy                                                                       5.6
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Korea, Republic of South                                                    4.3
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Ireland                                                                     4.3
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Norway                                                                      3.3

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2007, and are based on the total market value of investments.

TOP TEN COMMON STOCK HOLDINGS
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Nestle SA                                                                   3.2%
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Bank of Ireland                                                             2.9
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Haseko Corp.                                                                2.8
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Aegon NV                                                                    2.8
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Swiss Reinsurance Co.                                                       2.7
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Nokia Oyj                                                                   2.7
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Eni SpA                                                                     2.7
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Bayerische Motoren Werke (BMW) AG                                           2.2
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Unilever NV                                                                 2.1
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Japan Digital Laboratory Co. Ltd.                                           2.1

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2007, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

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              6 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

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REGIONAL ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Europe                              65.6%
                   Asia                                26.2
                   United States/Canada                 3.0
                   Middle East/Africa                   2.9
                   Latin America                        2.3

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2007, and are based on the total market value of investments.

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              7 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund performed disappointingly in both absolute and relative terms during the period under review, performing below its benchmark, the MSCI EAFE Index. The Fund's performance was hurt by both negative stock selection and by adverse asset allocation, but the bulk of the underperformance was due to stock selection.

      The overall international business environment became increasingly choppy during the period. There was reasonable economic growth in all regions except for Japan, only moderate inflationary pressures and most importantly, a continued favorable environment for corporate profitability. Profitability grew in all major regions of the world to record levels and corporate balance sheets also continued to strengthen, allowing increased returns of capital to shareholders via dividends and share buybacks. However, the turmoil that racked the credit markets in the summer put a damper on the party and reduced a number of the positive factors that had been driving the market.

      One of these was that the flood of private equity money that has been raised in recent years and had acted to drive up stock prices of smaller and mid-sized companies on buyout hopes disappeared overnight, as banks' willingness to fund leveraged transactions diminished almost to zero. Also, the losses in the sub-prime loan area of the U.S. housing market rippled their way out globally, hurting profits of many financial institutions around the world, from German banks to Japanese brokers. There was a moderate move upwards in interest rates in Europe and the first rate rise in many years in Japan, but global interest rates remain below long-term average levels. The prime determinant of stock prices is the level of corporate earnings per share and while 2007 looks to be another year of record global earnings, it is clear that the rate of growth will be lower in both 2007 and 2008 than it has been during 2002-2006.

      In terms of the Fund's holdings, the largest single country weighting in the Fund is Japan, which accounts for around 17% of the Fund's investments. The Japanese market struggled during the period under review despite the generally favorable background for corporate profits, which are set to rise over 10% during 2007 for a fourth consecutive double digit growth year. The Fund was hurt by its allocation to Japanese residential real estate names, as this sector suffered particularly badly from concern about the Japanese economy slipping back into recession, combined with the collateral damage from residential real estate woes in the U.S. Regionally, Europe continues to be by far the largest area for the Fund, accounting for 65.6% of the Fund's investments. European economies saw a


              8 | OPPE NHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

slight acceleration in economic growth during the period under review and most of our names showed growing profits during the period.

      The top sector weights are financials and consumer discretionary, each of which account for around 20% of the Fund. Reported bank profits continued to rise in the first half of the year in Europe but the credit market turmoil and sub-prime woes of the summer will put a heavy dent into second half numbers for a number of banks and share prices have fallen to very depressed levels. Insurers' profitability has been strong again in 2007, helped by a second benign year for natural catastrophes following the record hurricane season in 2005. Telecommunication stocks have also done well in Europe in 2007, following several years of underperformance and the Fund did well from its holdings in this area.

      The top contributor to performance was Nokia Oyj, whose stock rose considerably over the reporting period as investors appreciated the substantial gains in market share that the company achieved, which led to strong growth in profits. Additionally, the shares were re-rated upwards from the low valuation at which we started the position. Orient Overseas (International) Ltd., a Hong Kong based shipping company, was the second biggest contributor to Fund performance as the company benefitted from the sale of their ports business. Our holdings in Medion AG approximately tripled as the company started to turn around its operating performance after three tough years. Nestle SA finished the year as the largest single position in the Fund after another solid operating performance. France Telecom SA's stock performed well as the shares rallied nicely from depressed valuations, in part because telecommunications stocks returned to favor in Europe.

      Our biggest detractors from performance were two Japanese real estate related companies that were hit by investor antipathy towards the sector. Haseko Corp., the leading condominium advisory company in Japan, saw its shares fall despite a solid operating performance as the shares got de-rated to almost absurd levels. Shares of First Juken Co. Ltd., a regional house builder, fell sharply as 2007 profits got squeezed by higher input costs that the company could not pass on to its customers. We believe both these shares are exceptionally well valued at current levels and remain in the portfolio. Other detractors included Quebecor World, Inc., a leading global printer and Seabird Exploration Ltd., a Norwegian oil services company that struggled with some operational issues during the period. The Fund was also hurt by the partial currency hedge against the Euro, due to the dollar's fall during the period.

      We have trimmed a number of positions in stocks which have gone up sufficiently to reduce the risk/reward attractiveness. We exited the shares of Orient Overseas which, one year ago, was the largest single position in the Fund. We bought the shares very cheaply, at a discount to book value and on a very low multiple of earnings, but after the shares moved up substantially we felt that the shares no longer offered good value and sold. We


              9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

retained exposure to the shipping sector by initiating a position in Evergreen Marine Corp., a Taiwanese shipper, whose shares stood at a large discount to those of Orient. Since the sale and purchase, Evergreen shares have substantially outperformed those of Orient. As value investors, we do not fear to tread in areas that are being shunned by most investors as that is usually where we find the best long-term values. As such, we continue to like the Japanese market, where it seems easier to find undervalued stocks than in any other major world stock market. By sector, some of the European financials are offering exceptional opportunities for value-orientated investors, as are real estate related companies around the globe.

      Despite being deeply disappointed in the performance of the Fund during the last year, we feel enthusiastic about our current positioning. Our basic strategy has consistently been to buy better-than-average companies at lower-than-average valuations and to have the patience to wait for the real value to emerge. Currently, there are a significant number of stocks in the portfolio, which, we believe, stand at exceptionally large discounts to their true value. We are optimistic that the Fund is well positioned to perform better in the coming year. We appreciate your confidence and continued support.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is an unmanaged index of equity securities that is widely recognized as a measure of international stock performance. The Fund's performance is also compared to the performance of the MSCI World Index, an unmanaged index of issuers listed on the stock exchanges of 23 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


              10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest International Value Fund, Inc.(SM) (Class A)
   MSCI EAFE Index
   MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Quest
                 International Value Fund,
                     Inc.(SM) (Class A)      MSCI EAFE Index   MSCI World Index

11/30/1997               $  9,425               $ 10,000           $ 10,000
02/28/1998               $ 10,160               $ 11,233           $ 11,113
05/31/1998               $ 10,793               $ 11,622           $ 11,554
08/31/1998               $  9,031               $ 10,370           $ 10,239
11/30/1998               $ 10,309               $ 11,678           $ 12,043
02/28/1999               $ 10,384               $ 11,822           $ 12,570
05/31/1999               $ 11,151               $ 12,163           $ 13,118
08/31/1999               $ 11,862               $ 13,069           $ 13,670
11/30/1999               $ 12,539               $ 14,180           $ 14,647
02/29/2000               $ 11,992               $ 14,868           $ 14,972
05/31/2000               $ 12,830               $ 14,283           $ 14,947
08/31/2000               $ 12,943               $ 14,352           $ 15,510
11/30/2000               $ 12,723               $ 12,839           $ 13,568
02/28/2001               $ 12,827               $ 12,296           $ 12,871
05/31/2001               $ 12,834               $ 11,864           $ 12,759
08/31/2001               $ 12,051               $ 10,896           $ 11,615
11/30/2001               $ 11,446               $ 10,416           $ 11,438
02/28/2002               $ 11,113               $  9,992           $ 11,069
05/31/2002               $ 11,214               $ 10,758           $ 11,198
08/31/2002               $  9,841               $  9,296           $  9,655
11/30/2002               $  9,756               $  9,144           $  9,731
02/28/2003               $  9,112               $  8,276           $  8,828
05/31/2003               $ 10,477               $  9,473           $ 10,143
08/31/2003               $ 10,865               $ 10,186           $ 10,764
11/30/2003               $ 12,113               $ 11,407           $ 11,655
02/29/2004               $ 13,315               $ 12,764           $ 12,806
05/31/2004               $ 12,710               $ 12,600           $ 12,585
08/31/2004               $ 12,594               $ 12,538           $ 12,501
11/30/2004               $ 14,176               $ 14,220           $ 13,749
02/28/2005               $ 15,378               $ 15,206           $ 14,407
05/31/2005               $ 14,625               $ 14,520           $ 14,092
08/31/2005               $ 15,759               $ 15,559           $ 14,838
11/30/2005               $ 15,766               $ 16,171           $ 15,364
02/28/2006               $ 17,487               $ 17,929           $ 16,396
05/31/2006               $ 18,123               $ 18,696           $ 16,707
08/31/2006               $ 18,884               $ 19,414           $ 17,262
11/30/2006               $ 20,236               $ 20,816           $ 18,570
02/28/2007               $ 21,120               $ 21,795           $ 19,088
05/31/2007               $ 23,077               $ 23,816           $ 20,904
08/31/2007               $ 22,034               $ 23,142           $ 20,289
11/30/2007               $ 21,264               $ 24,518           $ 21,031

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 11/30/07

1-Year  -0.96%   5-Year  15.49%    10-Year  7.84%


              11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest International Value Fund, Inc.(SM) (Class B)
   MSCI EAFE Index
   MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Quest
                 International Value Fund,
                     Inc.(SM) (Class B)      MSCI EAFE Index   MSCI World Index

11/30/1997               $ 10,000               $ 10,000           $ 10,000
02/28/1998               $ 10,768               $ 11,233           $ 11,113
05/31/1998               $ 11,424               $ 11,622           $ 11,554
08/31/1998               $  9,548               $ 10,370           $ 10,239
11/30/1998               $ 10,889               $ 11,678           $ 12,043
02/28/1999               $ 10,949               $ 11,822           $ 12,570
05/31/1999               $ 11,746               $ 12,163           $ 13,118
08/31/1999               $ 12,475               $ 13,069           $ 13,670
11/30/1999               $ 13,180               $ 14,180           $ 14,647
02/29/2000               $ 12,581               $ 14,868           $ 14,972
05/31/2000               $ 13,446               $ 14,283           $ 14,947
08/31/2000               $ 13,546               $ 14,352           $ 15,510
11/30/2000               $ 13,301               $ 12,839           $ 13,568
02/28/2001               $ 13,388               $ 12,296           $ 12,871
05/31/2001               $ 13,371               $ 11,864           $ 12,759
08/31/2001               $ 12,540               $ 10,896           $ 11,615
11/30/2001               $ 11,894               $ 10,416           $ 11,438
02/28/2002               $ 11,525               $  9,992           $ 11,069
05/31/2002               $ 11,618               $ 10,758           $ 11,198
08/31/2002               $ 10,175               $  9,296           $  9,655
11/30/2002               $ 10,066               $  9,144           $  9,731
02/28/2003               $  9,386               $  8,276           $  8,828
05/31/2003               $ 10,770               $  9,473           $ 10,143
08/31/2003               $ 11,140               $ 10,186           $ 10,764
11/30/2003               $ 12,398               $ 11,407           $ 11,655
02/29/2004               $ 13,628               $ 12,764           $ 12,806
05/31/2004               $ 13,009               $ 12,600           $ 12,585
08/31/2004               $ 12,890               $ 12,538           $ 12,501
11/30/2004               $ 14,509               $ 14,220           $ 13,749
02/28/2005               $ 15,739               $ 15,206           $ 14,407
05/31/2005               $ 14,968               $ 14,520           $ 14,092
08/31/2005               $ 16,129               $ 15,559           $ 14,838
11/30/2005               $ 16,137               $ 16,171           $ 15,364
02/28/2006               $ 17,898               $ 17,929           $ 16,396
05/31/2006               $ 18,549               $ 18,696           $ 16,707
08/31/2006               $ 19,328               $ 19,414           $ 17,262
11/30/2006               $ 20,712               $ 20,816           $ 18,570
02/28/2007               $ 21,616               $ 21,795           $ 19,088
05/31/2007               $ 23,620               $ 23,816           $ 20,904
08/31/2007               $ 22,552               $ 23,142           $ 20,289
11/30/2007               $ 21,764               $ 24,518           $ 21,031

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 11/30/07

1-Year  -0.95%   5-Year  15.57%    10-Year  8.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER INFORMATION.


              12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest International Value Fund, Inc.(SM) (Class C)
   MSCI EAFE Index
   MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Quest
           International Value Fund,
               Inc.(SM) (Class C)      MSCI EAFE Index   MSCI World Index

11/30/1997         $ 10,000               $ 10,000           $ 10,000
02/28/1998         $ 10,769               $ 11,233           $ 11,113
05/31/1998         $ 11,426               $ 11,622           $ 11,554
08/31/1998         $  9,547               $ 10,370           $ 10,239
11/30/1998         $ 10,890               $ 11,678           $ 12,043
02/28/1999         $ 10,950               $ 11,822           $ 12,570
05/31/1999         $ 11,748               $ 12,163           $ 13,118
08/31/1999         $ 12,479               $ 13,069           $ 13,670
11/30/1999         $ 13,179               $ 14,180           $ 14,647
02/29/2000         $ 12,585               $ 14,868           $ 14,972
05/31/2000         $ 13,444               $ 14,283           $ 14,947
08/31/2000         $ 13,544               $ 14,352           $ 15,510
11/30/2000         $ 13,298               $ 12,839           $ 13,568
02/28/2001         $ 13,385               $ 12,296           $ 12,871
05/31/2001         $ 13,377               $ 11,864           $ 12,759
08/31/2001         $ 12,536               $ 10,896           $ 11,615
11/30/2001         $ 11,896               $ 10,416           $ 11,438
02/28/2002         $ 11,526               $  9,992           $ 11,069
05/31/2002         $ 11,619               $ 10,758           $ 11,198
08/31/2002         $ 10,180               $  9,296           $  9,655
11/30/2002         $ 10,062               $  9,144           $  9,731
02/28/2003         $  9,389               $  8,276           $  8,828
05/31/2003         $ 10,769               $  9,473           $ 10,143
08/31/2003         $ 11,139               $ 10,186           $ 10,764
11/30/2003         $ 12,393               $ 11,407           $ 11,655
02/29/2004         $ 13,587               $ 12,764           $ 12,806
05/31/2004         $ 12,948               $ 12,600           $ 12,585
08/31/2004         $ 12,805               $ 12,538           $ 12,501
11/30/2004         $ 14,378               $ 14,220           $ 13,749
02/28/2005         $ 15,573               $ 15,206           $ 14,407
05/31/2005         $ 14,765               $ 14,520           $ 14,092
08/31/2005         $ 15,884               $ 15,559           $ 14,838
11/30/2005         $ 15,859               $ 16,171           $ 15,364
02/28/2006         $ 17,553               $ 17,929           $ 16,396
05/31/2006         $ 18,147               $ 18,696           $ 16,707
08/31/2006         $ 18,868               $ 19,414           $ 17,262
11/30/2006         $ 20,173               $ 20,816           $ 18,570
02/28/2007         $ 21,008               $ 21,795           $ 19,088
05/31/2007         $ 22,905               $ 23,816           $ 20,904
08/31/2007         $ 21,802               $ 23,142           $ 20,289
11/30/2007         $ 20,977               $ 24,518           $ 21,031

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 11/30/07

1-Year  3.00%   5-Year  15.83%    10-Year  7.69%


              13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Quest International Value Fund, Inc.(SM) (Class N)
   MSCI EAFE Index
   MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Quest
          International Value Fund,
              Inc.(SM) (Class N)      MSCI EAFE Index   MSCI World Index

03/01/2001        $ 10,000               $ 10,000           $ 10,000
05/31/2001        $  9,976               $  9,648           $  9,913
08/31/2001        $  9,361               $  8,861           $  9,025
11/30/2001        $  8,902               $  8,470           $  8,887
02/28/2002        $  8,631               $  8,126           $  8,600
05/31/2002        $  8,709               $  8,749           $  8,700
08/31/2002        $  7,642               $  7,560           $  7,502
11/30/2002        $  7,563               $  7,437           $  7,561
02/28/2003        $  7,063               $  6,730           $  6,859
05/31/2003        $  8,112               $  7,704           $  7,881
08/31/2003        $  8,408               $  8,284           $  8,363
11/30/2003        $  9,361               $  9,277           $  9,055
02/29/2004        $ 10,277               $ 10,380           $  9,949
05/31/2004        $  9,801               $ 10,247           $  9,778
08/31/2004        $  9,704               $ 10,197           $  9,713
11/30/2004        $ 10,917               $ 11,564           $ 10,682
02/28/2005        $ 11,834               $ 12,366           $ 11,194
05/31/2005        $ 11,236               $ 11,809           $ 10,949
08/31/2005        $ 12,099               $ 12,653           $ 11,528
11/30/2005        $ 12,093               $ 13,151           $ 11,937
02/28/2006        $ 13,400               $ 14,580           $ 12,739
05/31/2006        $ 13,879               $ 15,204           $ 12,980
08/31/2006        $ 14,442               $ 15,789           $ 13,411
11/30/2006        $ 15,464               $ 16,928           $ 14,428
02/28/2007        $ 16,118               $ 17,725           $ 14,831
05/31/2007        $ 17,596               $ 19,368           $ 16,242
08/31/2007        $ 16,773               $ 18,820           $ 15,763
11/30/2007        $ 16,155               $ 19,940           $ 16,340

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 11/30/07

1-Year  3.48%   5-Year  16.39%    Since Inception (3/1/01)  7.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER INFORMATION.


              14 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95, and assumed responsibility for the Fund's portfolio stock selection on 1/1/05. The Fund's subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund's advisor prior to 11/22/95.

CLASS A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


              15 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES
--------------------------------------------------------------------------------

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


              16 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions


              17 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                  BEGINNING     ENDING        EXPENSES
                                  ACCOUNT       ACCOUNT       PAID DURING
                                  VALUE         VALUE         6 MONTHS ENDED
                                  6/1/07        11/30/07      NOVEMBER 30, 2007
--------------------------------------------------------------------------------
Class A Actual                    $  1,000.00   $    921.40   $   4.30
--------------------------------------------------------------------------------
Class A Hypothetical                 1,000.00      1,020.61       4.52
--------------------------------------------------------------------------------
Class B Actual                       1,000.00        915.80      10.19
--------------------------------------------------------------------------------
Class B Hypothetical                 1,000.00      1,014.49      10.71
--------------------------------------------------------------------------------
Class C Actual                       1,000.00        915.80       9.90
--------------------------------------------------------------------------------
Class C Hypothetical                 1,000.00      1,014.79      10.41
--------------------------------------------------------------------------------
Class N Actual                       1,000.00        918.10       7.73
--------------------------------------------------------------------------------
Class N Hypothetical                 1,000.00      1,017.05       8.12

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2007 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A          0.89%
---------------------------
Class B          2.11
---------------------------
Class C          2.05
---------------------------
Class N          1.60

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


              18 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  November 30, 2007
--------------------------------------------------------------------------------

                                                                SHARES             VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS--97.7%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--23.2%
-----------------------------------------------------------------------------------------
AUTO COMPONENTS--1.8%
Continental AG                                                 107,335   $    13,943,893
-----------------------------------------------------------------------------------------
Toyota Auto Body
Co. Ltd.                                                       425,300         7,033,398
                                                                         ----------------
                                                                              20,977,291

-----------------------------------------------------------------------------------------
AUTOMOBILES--5.1%
Bayerische Motoren
Werke (BMW) AG                                                 436,101        26,534,183
-----------------------------------------------------------------------------------------
Hyundai Motor Co.                                              269,032        20,312,894
-----------------------------------------------------------------------------------------
Toyota Motor Corp.                                             231,720        13,012,940
                                                                         ----------------
                                                                              59,860,017

-----------------------------------------------------------------------------------------
DISTRIBUTORS--0.8%
Medion AG 1                                                    350,640         9,628,429
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Compass Group plc                                            1,650,850        10,818,430
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--4.8%
Barratt Developments
plc                                                            166,110         1,588,871
-----------------------------------------------------------------------------------------
First Juken Co. Ltd. 2                                       2,191,000        10,194,366
-----------------------------------------------------------------------------------------
Grande Holdings
Ltd. (The)                                                      90,000            34,678
-----------------------------------------------------------------------------------------
Haseko Corp. 1                                              16,836,500        33,614,985
-----------------------------------------------------------------------------------------
Taylor Wimpey plc                                            2,588,852        10,937,687
                                                                         ----------------
                                                                              56,370,587

-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.5%
Sega Sammy
Holdings, Inc.                                                 496,766         6,312,681
-----------------------------------------------------------------------------------------
MEDIA--3.9%
British Sky
Broadcasting
Group plc                                                      974,056        12,516,139
-----------------------------------------------------------------------------------------
Societe Television
Francaise 1                                                    386,560        10,688,295
-----------------------------------------------------------------------------------------
Vivendi SA                                                     514,470        23,625,504
                                                                         ----------------
                                                                              46,829,938

-----------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.6%
Aoyama Trading Co.                                             369,738         9,400,260

                                                                SHARES             VALUE
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Dickson Concepts
International Ltd.                                          10,557,500   $     8,339,204
-----------------------------------------------------------------------------------------
OTSUKA KAGU Ltd.                                               124,500         1,989,116
-----------------------------------------------------------------------------------------
Signet Group plc                                             8,496,422        10,917,483
                                                                         ----------------
                                                                              30,646,063

-----------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.8%
Aksa Akrilik Kimya
Sanayii AS 2                                                10,199,434        23,785,752
-----------------------------------------------------------------------------------------
Asics Corp.                                                    651,000         9,350,637
                                                                         ----------------
                                                                              33,136,389

-----------------------------------------------------------------------------------------
CONSUMER STAPLES--9.7%
-----------------------------------------------------------------------------------------
BEVERAGES--0.7%
Heineken NV                                                    118,900         7,772,889
-----------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Tesco plc                                                    2,415,031        23,782,892
-----------------------------------------------------------------------------------------
FOOD PRODUCTS--5.3%
Nestle SA                                                       79,657        38,066,853
-----------------------------------------------------------------------------------------
Unilever NV                                                    713,396        25,074,740
                                                                         ----------------
                                                                              63,141,593

-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.7%
Coreana Cosmetics
Co. Ltd. 1,2                                                 4,457,197         5,175,454
-----------------------------------------------------------------------------------------
Pacific Corp.                                                   82,559        15,012,357
                                                                         ----------------
                                                                              20,187,811

-----------------------------------------------------------------------------------------
ENERGY--7.5%
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Petroleum
Geo-Services ASA                                               575,800        16,504,813
-----------------------------------------------------------------------------------------
Seabird Exploration
Ltd. 1                                                       3,287,604        11,630,333
                                                                         ----------------
                                                                              28,135,146

-----------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.1%
Eni SpA                                                        887,500        31,641,248
-----------------------------------------------------------------------------------------
Thai Oil Public
Co. Ltd.                                                     2,259,900         5,792,530
-----------------------------------------------------------------------------------------
Total SA                                                       284,020        22,948,467
                                                                         ----------------
                                                                              60,382,245


              19 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                SHARES             VALUE
-----------------------------------------------------------------------------------------
FINANCIALS--21.2%
-----------------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
Credit Suisse Group                                            151,796   $     9,089,370
-----------------------------------------------------------------------------------------
Ichiyoshi Securities
Co. Ltd.                                                       255,600         2,825,956
                                                                         ----------------
                                                                              11,915,326

-----------------------------------------------------------------------------------------
COMMERCIAL BANKS--9.2%
Anglo Irish Bank
Corp.                                                          932,800        16,239,222
-----------------------------------------------------------------------------------------
Bank of Ireland                                              2,154,649        34,141,514
-----------------------------------------------------------------------------------------
Credit Agricole SA                                             669,043        23,340,503
-----------------------------------------------------------------------------------------
Danske Bank AS                                                 162,800         6,491,242
-----------------------------------------------------------------------------------------
National Bank of
Greece SA                                                      174,100        11,637,560
-----------------------------------------------------------------------------------------
Royal Bank of
Scotland Group
plc (The)                                                    1,758,386        16,593,322
                                                                         ----------------
                                                                             108,443,363

-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.7%
Investor AB, B Shares                                          631,660        14,827,816
-----------------------------------------------------------------------------------------
RHJ International
Ltd. 1                                                         291,871         5,337,411
                                                                         ----------------
                                                                              20,165,227

-----------------------------------------------------------------------------------------
INSURANCE--7.1%
Aegon NV                                                     1,824,174        32,584,543
-----------------------------------------------------------------------------------------
Fondiaria-Sai SpA                                              638,795        19,157,776
-----------------------------------------------------------------------------------------
Swiss Reinsurance
Co.                                                            433,376        31,955,018
                                                                         ----------------
                                                                              83,697,337

-----------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.0%
Emperor
Entertainment
Hotel Ltd.                                                  32,688,000         7,067,396
-----------------------------------------------------------------------------------------
Shanghai Forte
Land Co. Ltd.                                                8,474,000         5,256,831
                                                                         ----------------
                                                                              12,324,227

-----------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.2%
Paragon Group
Cos. plc                                                     4,874,260        14,054,584

                                                                SHARES             VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE--5.8%
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.8%
Mediceo Paltac
Holdings Co. Ltd.                                              701,340   $     9,721,023
-----------------------------------------------------------------------------------------
PHARMACEUTICALS--5.0%
GlaxoSmithKline plc                                            731,646        19,312,162
-----------------------------------------------------------------------------------------
Sanofi-Aventis SA                                              223,410        21,247,727
-----------------------------------------------------------------------------------------
Takeda Pharmaceutical
Co. Ltd.                                                       281,300        18,177,912
                                                                         ----------------
                                                                              58,737,801

-----------------------------------------------------------------------------------------
INDUSTRIALS--10.4%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.9%
Safran SA                                                      568,377        10,986,696
-----------------------------------------------------------------------------------------
AIRLINES--3.3%
Deutsche Lufthansa
AG                                                             436,216        11,806,007
-----------------------------------------------------------------------------------------
Jazz Air Income
Fund                                                         2,218,800        16,863,723
-----------------------------------------------------------------------------------------
Turk Hava Yollari
Anonim Ortakligi 1                                           1,603,100        10,700,879
                                                                         ----------------
                                                                              39,370,609

-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Corporate Express                                              415,400         3,696,417
-----------------------------------------------------------------------------------------
Quebecor
World, Inc. 1                                                1,683,141         3,753,592
-----------------------------------------------------------------------------------------
Sperian Protection                                              75,130         8,924,813
                                                                         ----------------
                                                                              16,374,822

-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.7%
Joongang Construction
Co. Ltd. 2                                                     623,065        10,764,961
-----------------------------------------------------------------------------------------
Vinci SA                                                       122,100         9,667,153
                                                                         ----------------
                                                                              20,432,114

-----------------------------------------------------------------------------------------
MACHINERY--0.8%
GEA Group AG 1                                                 253,460         9,162,456
-----------------------------------------------------------------------------------------
MARINE--1.1%
Evergreen Marine
Corp.                                                       13,498,000        11,668,057
-----------------------------------------------------------------------------------------
Sinotrans Shipping
Ltd. 1                                                       1,688,000         1,487,253
                                                                         ----------------
                                                                              13,155,310


              20 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

                                                                SHARES             VALUE
-----------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Wolseley plc                                                   388,040   $     5,540,579
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.7%
Master Marine AS 1,3                                         3,258,500         7,930,368
-----------------------------------------------------------------------------------------
Master Marine AS 1,3                                            92,800           225,852
                                                                         ----------------
                                                                               8,156,220

-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--8.6%
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.7%
Nokia Oyj                                                      803,800        31,649,240
-----------------------------------------------------------------------------------------
SunCorp
Technologies Ltd. 1                                         15,154,000           447,655
                                                                         ----------------
                                                                              32,096,895

-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.1%
Fujitsu Ltd.                                                 1,943,601        13,591,126
-----------------------------------------------------------------------------------------
Gemalto NV 1                                                   336,700        10,280,700
-----------------------------------------------------------------------------------------
Japan Digital
Laboratory Co. Ltd. 2                                        1,721,100        24,320,118
                                                                         ----------------
                                                                              48,191,944

-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Nichicon Corp.                                                 785,900         8,384,807
-----------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.1%
Canon, Inc.                                                    239,030        12,586,830
-----------------------------------------------------------------------------------------
MATERIALS--4.2%
-----------------------------------------------------------------------------------------
CHEMICALS--1.3%
Arkema 1                                                       161,724        10,239,799
-----------------------------------------------------------------------------------------
Polynt SpA                                                   1,152,344         4,915,924
                                                                         ----------------
                                                                              15,155,723

-----------------------------------------------------------------------------------------
METALS & MINING--2.5%
Arcelor                                                        147,495        10,890,312
-----------------------------------------------------------------------------------------
Hindalco
Industries Ltd.                                              4,008,200        19,001,843
                                                                         ----------------
                                                                              29,892,155

-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
PaperlinX Ltd.                                               2,087,900         4,480,749

                                                                SHARES             VALUE
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.3%
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.0%
Cable &
Wireless plc 4                                               2,831,177   $    10,966,154
-----------------------------------------------------------------------------------------
France Telecom SA                                              395,560        15,016,871
-----------------------------------------------------------------------------------------
Telecom Italia
SpA-RNC                                                      4,021,000        10,041,470
-----------------------------------------------------------------------------------------
Telefonos de Mexico
SA de CV, Cl. L                                              6,299,100        11,746,385
                                                                         ----------------
                                                                              47,770,880

-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
KDDI Corp.                                                       1,582        11,226,677
-----------------------------------------------------------------------------------------
Vodafone Group plc                                           4,175,602        15,641,338
                                                                         ----------------
                                                                              26,868,015

-----------------------------------------------------------------------------------------
UTILITIES--0.8%
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
Okinawa Electric
Power Co. (The)                                                161,280         8,708,813
                                                                         ----------------
Total Common Stocks
(Cost $1,041,860,969)                                                      1,154,356,906

                                                             PRINCIPAL
                                                                AMOUNT
-----------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--1.2%
-----------------------------------------------------------------------------------------
AED Oil Ltd., 6.50%
Cv. Unsec. Unsub.
Nts., 2/23/12                                              $ 9,654,000        10,715,940
-----------------------------------------------------------------------------------------
Master Marine AS,
6% Cv. Nts., 6/1/10 3
[NOK]                                                       15,126,000         2,835,955
                                                                         ----------------
Total Convertible Corporate
Bonds and Notes
(Cost $13,355,546)                                                            13,551,895

                                                                SHARES
-----------------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--1.3%
-----------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 4.98% 2,5
(Cost $15,644,716)                                          15,644,716        15,644,716


              21 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                   VALUE
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $1,070,861,231)                                            100.2%  $ 1,183,553,517
-----------------------------------------------------------------------------------------
LIABILITIES IN
EXCESS OF
OTHER ASSETS                                                      (0.2)       (1,819,763)
                                                           ------------------------------
NET ASSETS                                                       100.0%  $ 1,181,733,754
                                                           ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

NOK             Norwegian Krone

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                              SHARES          GROSS          GROSS              SHARES
                                   NOVEMBER 30, 2006      ADDITIONS     REDUCTIONS   NOVEMBER 30, 2007
------------------------------------------------------------------------------------------------------
Aksa Akrilik Kimya Sanayii AS              7,315,909      2,883,525             --          10,199,434
Coreana Cosmetics Co. Ltd.                 3,802,657        654,540             --           4,457,197
First Juken Co. Ltd.                       1,306,050        884,950             --           2,191,000
Japan Digital Laboratory Co. Ltd.          1,137,300        601,100         17,300           1,721,100
Joongang Construction Co. Ltd.               465,485        164,040          6,460             623,065
Oppenheimer Institutional Money
Market Fund, Cl. E                        31,212,445    538,626,143    554,193,872          15,644,716

                                                                          DIVIDEND            REALIZED
                                                              VALUE         INCOME                LOSS
------------------------------------------------------------------------------------------------------
Aksa Akrilik Kimya Sanayii AS                          $ 23,785,752   $    890,233   $              --
Coreana Cosmetics Co. Ltd.                                5,175,454             --                  --
First Juken Co. Ltd.                                     10,194,366        347,167                  --
Japan Digital Laboratory Co. Ltd.                        24,320,118        327,568              29,707
Joongang Construction Co. Ltd.                           10,764,961        212,184              15,745
Oppenheimer Institutional Money Market Fund, Cl. E       15,644,716      1,840,783                  --
                                                       -----------------------------------------------
                                                       $ 89,885,367   $  3,617,935   $          45,452
                                                       ===============================================

3. Illiquid security. The aggregate value of illiquid securities as of November 30, 2007 was $10,992,175, which represents 0.93% of the Fund's net assets. See
Note 7 of accompanying Notes.

4. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of accompanying Notes.

5. Rate shown is the 7-day yield as of November 30, 2007.


              22 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                             VALUE   PERCENT
--------------------------------------------------------------------------------
Japan                                                  $  200,451,645      16.9%
France                                                    156,685,828      13.2
United Kingdom                                            152,669,641      12.9
The Netherlands                                            79,409,289       6.7
Switzerland                                                79,111,241       6.7
Germany                                                    71,074,968       6.0
Italy                                                      65,756,418       5.6
Korea, Republic of South                                   51,265,666       4.3
Ireland                                                    50,380,736       4.3
Norway                                                     39,127,321       3.3
Turkey                                                     34,486,631       2.9
Finland                                                    31,649,240       2.7
Canada                                                     20,617,315       1.7
India                                                      19,001,843       1.6
United States                                              15,644,716       1.3
Bermuda                                                    15,406,600       1.3
Australia                                                  15,196,689       1.3
Sweden                                                     14,827,816       1.3
Mexico                                                     11,746,385       1.0
Taiwan                                                     11,668,057       1.0
Greece                                                     11,637,560       1.0
Luxembourg                                                 10,890,312       0.9
Denmark                                                     6,491,242       0.5
Thailand                                                    5,792,530       0.5
Belgium                                                     5,337,411       0.5
China                                                       5,256,831       0.4
Hong Kong                                                   1,969,586       0.2
                                                       -------------------------
Total                                                  $1,183,553,517     100.0%
                                                       =========================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              23 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $968,809,132)                                               $ 1,093,668,150
Affiliated companies (cost $102,052,099)                                                      89,885,367
                                                                                         ----------------
                                                                                           1,183,553,517
---------------------------------------------------------------------------------------------------------
Cash                                                                                             368,831
---------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $1,879,003)                                                     1,879,446
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                         4,088,634
Shares of capital stock sold                                                                     189,728
Other                                                                                             42,623
                                                                                         ----------------
Total assets                                                                               1,190,122,779

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                          4,186,024
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                               1,772,408
Investments purchased                                                                          1,451,629
Foreign capital gains tax                                                                        426,301
Distribution and service plan fees                                                               204,741
Directors' compensation                                                                          113,570
Transfer and shareholder servicing agent fees                                                     99,503
Shareholder communications                                                                        66,787
Other                                                                                             68,062
                                                                                         ----------------
Total liabilities                                                                              8,389,025

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 1,181,733,754
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                     $       534,243
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 1,024,454,450
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             10,809,129
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                37,756,807
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                            108,179,125
                                                                                         ----------------
NET ASSETS                                                                               $ 1,181,733,754
                                                                                         ================


              24 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,031,899,776
and 46,152,984 shares of capital stock outstanding)                                      $         22.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                          $         23.72
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,076,749 and 2,447,762
shares of capital stock outstanding)                                                     $         20.46
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,182,327 and 3,841,564
shares of capital stock outstanding)                                                     $         20.35
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,574,902 and 982,035
shares of capital stock outstanding)                                                     $         21.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              25 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,263,361)                  $    26,310,543
Affiliated companies (net of foreign withholding taxes of $211,503)                            3,617,935
---------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                           556,622
---------------------------------------------------------------------------------------------------------
Interest                                                                                         301,469
---------------------------------------------------------------------------------------------------------
Other income                                                                                      13,817
                                                                                         ----------------
Total investment income                                                                       30,800,386

---------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------
Management fees                                                                                6,584,066
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                          990,826
Class B                                                                                          598,871
Class C                                                                                          858,931
Class N                                                                                          109,714
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                          719,493
Class B                                                                                          137,327
Class C                                                                                          178,549
Class N                                                                                           56,484
---------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                           83,135
Class B                                                                                           28,427
Class C                                                                                           20,071
Class N                                                                                            3,438
---------------------------------------------------------------------------------------------------------
Administrative fees                                                                            2,161,127
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                      219,881
---------------------------------------------------------------------------------------------------------
Directors' compensation                                                                           58,808
---------------------------------------------------------------------------------------------------------
Administration service fees                                                                        1,500
---------------------------------------------------------------------------------------------------------
Other                                                                                            180,141
                                                                                         ----------------
Total expenses                                                                                12,990,789
Less reduction to custodian expenses                                                             (15,614)
Less waivers and reimbursements of expenses                                                      (34,928)
                                                                                         ----------------
Net expenses                                                                                  12,940,247

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         17,860,139


              26 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
   Unaffiliated companies (net of foreign capital gains tax of $230)                     $    37,778,530
   Affiliated companies                                                                          (45,452)
Closing and expiration of option contracts written                                               320,144
Foreign currency transactions                                                                 14,031,635
Increase from payment by affiliates                                                               94,852
                                                                                         ----------------
Net realized gain                                                                             52,179,709
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $426,301)                                   (96,155,063)
Translation of assets and liabilities denominated in foreign currencies                       58,181,234
                                                                                         ----------------
Net change in unrealized appreciation                                                        (37,973,829)

---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    32,066,019
                                                                                         ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              27 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                                           2007              2006
---------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income                                                  $    17,860,139   $     6,976,778
---------------------------------------------------------------------------------------------------------
Net realized gain                                                           52,179,709        38,306,923
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                      (37,973,829)      124,394,817
                                                                       ----------------------------------
Net increase in net assets resulting from operations                        32,066,019       169,678,518

---------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                     (9,529,010)       (7,340,003)
Class B                                                                       (229,717)         (581,063)
Class C                                                                       (375,792)         (745,034)
Class N                                                                       (154,168)         (198,867)
                                                                       ----------------------------------
                                                                           (10,288,687)       (8,864,967)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                    (35,071,466)      (49,610,419)
Class B                                                                     (3,203,986)       (7,122,773)
Class C                                                                     (4,188,390)       (7,849,925)
Class N                                                                       (927,206)       (1,527,098)
                                                                       ----------------------------------
                                                                           (43,391,048)      (66,110,215)

---------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                    317,192,767       251,269,584
Class B                                                                    (12,632,724)        1,155,708
Class C                                                                     (1,852,406)       13,407,639
Class N                                                                      2,418,701         4,974,711
                                                                       ----------------------------------
                                                                           305,126,338       270,807,642

---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Total increase                                                             283,512,622       365,510,978
---------------------------------------------------------------------------------------------------------
Beginning of period                                                        898,221,132       532,710,154
                                                                       ----------------------------------
End of period (including accumulated net investment income
of $10,809,129 and $7,857,163, respectively)                           $ 1,181,733,754   $   898,221,132
                                                                       ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              28 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED NOVEMBER 30,                            2007           2006           2005           2004           2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     22.60      $   20.30      $   18.28      $   15.62      $   12.58
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .41 1          .24 1          .16 1          .08 1          .06
Net realized and unrealized gain                                .70           4.90           1.89           2.58           2.98
                                                        ------------------------------------------------------------------------
Total from investment operations                               1.11           5.14           2.05           2.66           3.04
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.28)          (.37)          (.03)            --             --
Distributions from net realized gain                          (1.07)         (2.47)            --             --             --
                                                        ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               (1.35)         (2.84)          (.03)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     22.36      $   22.60      $   20.30      $   18.28      $   15.62
                                                        ========================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                             5.08%         28.35%         11.22%         17.03%         24.17%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $ 1,031,900      $ 734,744      $ 405,361      $ 310,363      $ 245,349
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $   940,364      $ 554,281      $ 361,750      $ 274,682      $ 203,459
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          1.76%          1.17%          0.81%          0.48%          0.51%
Total expenses                                                 1.02% 4        1.25% 4        1.38%          1.54%          1.59%
Expenses after waivers, payments and/or
reimburesements and reduction to custodian
expenses                                                       1.02%          1.24%          1.38%          1.54%          1.59%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          43%            36%           140%            87%           150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended November 30, 2007     1.02%
         Year Ended November 30, 2006     1.25%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              29 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED NOVEMBER 30,                            2007           2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     20.80      $   18.89      $   17.14      $   14.78      $   12.00
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .15 1          .05 1         (.01) 1        (.06) 1        (.15)
Net realized and unrealized gain                                .66           4.53           1.76           2.42           2.93
                                                        -------------------------------------------------------------------------
Total from investment operations                                .81           4.58           1.75           2.36           2.78
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.08)          (.20)            --             --             --
Distributions from net realized gain                          (1.07)         (2.47)            --             --             --
                                                        -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               (1.15)         (2.67)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     20.46      $   20.80      $   18.89      $   17.14      $   14.78
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                             3.97%         27.19%         10.21%         15.97%         23.17%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $    50,077      $  63,004      $  55,489      $  47,739      $  52,459
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $    59,952      $  58,235      $  52,591      $  48,168      $  55,378
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net Investment income (loss)                                   0.69%          0.25%         (0.07)%        (0.41)%        (0.31)%
Total expenses                                                 2.11% 4        2.16% 4        2.28%          2.43%          2.47%
Expenses after waivers, payments and/or
reimbursements and reduction to custodian
expenses                                                       2.11%          2.15%          2.28%          2.43%          2.44%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          43%            36%           140%            87%           150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended November 30, 2007     2.11%
         Year Ended November 30, 2006     2.16%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              30 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS C     YEAR ENDED NOVEMBER 30,                            2007           2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     20.71      $   18.85      $   17.09      $   14.73      $   11.96
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .16 1          .05 1         (.01) 1        (.06) 1        (.05)
Net realized and unrealized gain                                .65           4.51           1.77           2.42           2.82
                                                        -------------------------------------------------------------------------
Total from investment operations                                .81           4.56           1.76           2.36           2.77
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.10)          (.23)            --             --             --
Distributions from net realized gain                          (1.07)         (2.47)            --             --             --
                                                        -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               (1.17)         (2.70)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     20.35      $   20.71      $   18.85      $   17.09      $   14.73
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                             3.98%         27.20%         10.30%         16.02%         23.16%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $    78,182      $  81,085      $  59,564      $  40,169      $  31,076
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $    85,924      $  70,308      $  50,568      $  35,555      $  26,952
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                   0.75%          0.28%         (0.05)%        (0.36)%        (0.33)%
Total expenses                                                 2.06% 4        2.14% 4        2.24%          2.39%          2.46%
Expenses after waivers, payments and/or
reimbursements and reduction to custodian
expenses                                                       2.06%          2.13%          2.24%          2.39%          2.43%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          43%            36%           140%            87%           150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended November 30, 2007     2.06%
         Year Ended November 30, 2006     2.14%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              31 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED NOVEMBER 30,                            2007           2006           2005           2004           2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     22.25      $   20.05      $   18.10      $   15.52      $   12.54
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .27 1          .16 1          .08 1          .03 1          .01
Net realized and unrealized gain                                .70           4.83           1.87           2.55           2.97
                                                        ------------------------------------------------------------------------
Total from investment operations                                .97           4.99           1.95           2.58           2.98
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.18)          (.32)            --             --             --
Distributions from net realized gain                          (1.07)         (2.47)            --             --             --
                                                        ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               (1.25)         (2.79)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     21.97      $   22.25      $   20.05      $   18.10      $   15.52
                                                        ========================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                             4.47%         27.88%         10.77%         16.62%         23.76%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $    21,575      $  19,388      $  12,296      $   6,020      $   2,329
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $    21,958      $  16,232      $   9,166      $   4,210      $   1,637
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          1.20%          0.80%          0.43%          0.19%          0.17%
Total expenses                                                 1.60% 4        1.64% 4        1.74%          1.91%          2.04%
Expenses after waivers, payments and/or
reimbursements and reduction to custodian
expenses                                                       1.60%          1.63%          1.74%          1.91%          1.92%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          43%            36%           140%            87%           150%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended November 30, 2007     1.60%
         Year Ended November 30, 2006     1.64%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              32 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest International Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


              33 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in registered investment companies that are not traded on an exchange are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


              34 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $   36,383,962    $ 22,222,536            $ 3,687,509        $ 101,942,757

1. The Fund had $2,216,473 of post-October foreign currency losses which were deferred.

2. The Fund had $1,471,036 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended November 30, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended November 30, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for November 30, 2007. Net assets of the Fund were unaffected by the reclassifications.


              35 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                  REDUCTION TO        INCREASE TO
                                   ACCUMULATED    ACCUMULATED NET
              INCREASE TO       NET INVESTMENT      REALIZED GAIN
              PAID-IN CAPITAL           INCOME   ON INVESTMENTS 5
              ---------------------------------------------------
              $ 3,245,621          $ 4,619,486        $ 1,373,865

5. $4,107,165, including $1,968,351 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended November 30, 2007 and November 30, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 NOVEMBER 30, 2007   NOVEMBER 30, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                 $ 34,407,766        $ 31,155,836
      Long-term capital gain            19,271,969          43,819,346
                                      --------------------------------
      Total                           $ 53,679,735        $ 74,975,182
                                      ================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 1,081,283,622
      Federal tax cost of other investments      (123,192,838)
                                              ---------------
      Total federal tax cost                  $   958,090,784
                                              ===============

      Gross unrealized appreciation           $   193,653,015
      Gross unrealized depreciation               (91,710,258)
                                              ---------------
      Net unrealized appreciation             $   101,942,757
                                              ===============

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. On November 19, 2007, the Fund's Board of Directors voted to freeze participation in the retirement plan for the Board's independent directors by not adding new participants to the plan after December 31, 2007. Active independent directors who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Directors who were participants prior to that freeze date are not affected. During the year ended November 30, 2007, the Fund's projected benefit obligations were increased by $38,118 and payments of $2,907 were made to retired trustees/directors, resulting in an accumulated liability of $105,113 as of November 30, 2007.


              36 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


              37 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                            YEAR ENDED NOVEMBER 30, 2007    YEAR ENDED NOVEMBER 30, 2006
                                 SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------
CLASS A
Sold                         17,916,404   $  418,220,569     18,622,723   $  377,162,339
Dividends and/or
distributions reinvested      1,935,398       42,092,682      2,823,290       52,428,502
Redeemed                     (6,213,933)    (143,120,484) 1  (8,899,250)    (178,321,257) 2
                            ---------------------------------------------------------------
Net increase                 13,637,869   $  317,192,767     12,546,763   $  251,269,584
                            ===============================================================

-------------------------------------------------------------------------------------------
CLASS B
Sold                            427,630   $    9,058,555        739,100   $   13,937,282
Dividends and/or
distributions reinvested        160,088        3,209,771        414,170        7,140,297
Redeemed                     (1,169,056)     (24,901,050) 1  (1,061,524)     (19,921,871) 2
                            ---------------------------------------------------------------
Net increase (decrease)        (581,338)  $  (12,632,724)        91,746   $    1,155,708
                            ===============================================================

-------------------------------------------------------------------------------------------
CLASS C
Sold                            801,768   $   16,932,800      1,141,232   $   21,263,320
Dividends and/or
distributions reinvested        198,488        3,957,858        424,672        7,287,375
Redeemed                     (1,074,238)     (22,743,064) 1    (810,673)     (15,143,056) 2
                            ---------------------------------------------------------------
Net increase (decrease)        (73,982)   $   (1,852,406)       755,231   $   13,407,639
                            ===============================================================

-------------------------------------------------------------------------------------------
CLASS N
Sold                            394,164   $    8,964,444        439,087   $    8,813,526
Dividends and/or
distributions reinvested         48,210        1,033,145         89,558        1,643,396
Redeemed                       (331,852)      (7,578,888) 1    (270,294)      (5,482,211) 2
                            ---------------------------------------------------------------
Net increase                    110,522   $    2,418,701        258,351   $    4,974,711
                            ===============================================================

1. Net of redemption fees of $5,138, $328, $470 and $120 for Class A, Class B, Class C and Class N, respectively.

2. Net of redemption fees of $6,475, $680, $821 and $190 for Class A, Class B, Class C and Class N, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 30, 2007, were as follows:

                            PURCHASES           SALES
-----------------------------------------------------
Investment securities   $ 747,546,830   $ 468,280,720


              38 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

FEE SCHEDULE EFFECTIVE SEPT. 1, 2007   FEE SCHEDULE FROM DEC. 1, 2006 TO AUG. 31, 2007
-------------------------------------  ------------------------------------------------
Up to $1 billion                0.60%  Up to $1 billion                           0.60%
Next $1 billion                 0.55   Over $1 billion                            0.55
Over $2 billion                 0.52

--------------------------------------------------------------------------------
ADMINISTRATION FEES. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the year ended November 30, 2007, the Fund paid $2,161,127 to the Manager for administration services.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2007, the Fund paid $1,087,183 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Directors set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the


              39 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class C and Class N shares were $1,627,023 and $257,343, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A         CLASS B         CLASS C         CLASS N
                          CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------------------
November 30, 2007       $ 178,916         $ 4,529        $ 84,561         $ 6,396         $ 1,460

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended November 30, 2007, the Manager waived $34,928 for IMMF management fees.

      During the year ended November 30, 2007, the Manager voluntarily reimbursed the Fund $94,852 for certain transactions. The payment increased the Fund's total returns by 0.01%.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.


              40 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     As of November 30, 2007, the Fund had outstanding foreign currency contracts as follows:

                                                      CONTRACT   VALUATION AS OF
                                     EXPIRATION         AMOUNT      NOVEMBER 30,     UNREALIZED
CONTRACT DESCRIPTION                      DATES          (000S)             2007   DEPRECIATION
-----------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Japanese Yen (JPY)              12/3/07-12/4/07     131,969JPY      $  1,188,166   $     13,565
                                                                                   ------------
CONTRACTS TO SELL
Euro (EUR)                              2/29/08      60,500EUR        88,614,379      2,968,764
Japanese Yen (JPY)                      2/29/08   4,140,000JPY        37,660,835      1,203,695
                                                                                   ------------
                                                                                      4,172,459
                                                                                   ------------
Total unrealized depreciation                                                      $  4,186,024
                                                                                   ============

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security [or commodity] increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security [or commodity] decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The


              41 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended November 30, 2007 was as follows:

                                        CALL OPTIONS
                            ------------------------
                            NUMBER OF      AMOUNT OF
                            CONTRACTS       PREMIUMS
----------------------------------------------------
Options outstanding as of
November 30, 2006                  --     $       --
Options written                 2,993        530,215
Options closed or expired      (2,993)      (530,215)
                            ------------------------
Options outstanding as of
November 30, 2007                  --     $       --
                            ========================

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of November 30, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of November 30, 2007, the Fund had no securities on loan.


              42 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of November 30, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of November 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


              43 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest International Value Fund, Inc., including the statement of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest International Value Fund, Inc. as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Denver, Colorado
January 16, 2008


              44 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.4733 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 18, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended November 30, 2007 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $28,444,113 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 30, 2007, $22,119 or 0.21% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $26,381,817 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $2,049,366 of foreign income taxes paid by the Fund during the fiscal year ended date. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $18,121,185 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


              45 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


              46 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an


              47 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Dominic Freud, the portfolio manager for the Fund, and the Manager's Global investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap core funds advised by the Manager and by other investment advisers. The Board noted that the Fund's ten-year performance was better than its peer group median. However its one-year, three-year, and five-year performance were below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other international multi-cap core, international large-cap core, and international large-cap growth funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as


              48 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

the Fund grows with its shareholders. Based on this evaluation, the Board requested and the Manager agreed to a revised breakpoint schedule. Effective September 1, 2007, the Fund pays the Manager investment advisory fees at the following annual rates that decline as the Fund's assets grow: 0.60% of the first $1.0 billion of average annual net assets, 0.55% of the next $1.0 billion of average annual net assets and 0.52% of average annual net assets in excess of $2.0 billion. The Fund also pays the Manager administration fees at the following annual rates: 0.25% of the first $500 million of average annual net assets and 0.15% of average annual net assets in excess of $500 million.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Directors. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates, and the revised management fee structure adopted by the Board and the Manager, are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


              49 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
DIRECTORS                          COLORADO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,                Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General
Chairman of the Board of           Partner of Trivest Venture Fund (private venture capital fund); President of
Directors (since 2001),            Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following
Director (since 1990)              open-end investment companies: Cash Assets Trust (1984), Premier VIT
Age: 74                            (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the
                                   OppenheimerFunds complex.

DAVID K. DOWNES,                   President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Director (since 2005)              (investment management company) (since January 2004); President of The
Age: 68                            Community Reinvestment Act Qualified Investment Fund (investment management company) (since January 2004); Independent Chairman of the Board of
                                   Trustees of Quaker Investment Trust (registered investment company) (since
                                   January 2004); Director of Internet Capital Group (information technology company)
                                   (since October 2003); Chief Operating Officer and Chief Financial Officer
                                   of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                   Corporation, a publicly traded company) and Delaware Investments U.S., Inc.
                                   (investment management subsidiary of Lincoln National Corporation) (1993-
                                   2003); President, Chief Executive Officer and Trustee of Delaware Investment
                                   Family of Funds (1993-2003); President and Board Member of Lincoln National
                                   Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC
                                   (1993-2003); Chairman and Chief Executive Officer of Retirement Financial
                                   Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                   Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive
                                   Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative
                                   Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital
                                   Management Corporation (investment subsidiary of Equitable Life Assurance
                                   Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the
                                   Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                   (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                   (1969-1972); held the following positions at Price Waterhouse & Company
                                   (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and
                                   Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees
                                   63 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 63 portfolios in the
Director (since 1998)              OppenheimerFunds complex.
Age: 74

LACY B. HERRMANN,                  Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment
Director (since 1990)              company) (since December 2004); Chairman of Aquila Management
Age: 78                            Corporation and Aquila Investment Management LLC (since August 1984);
                                   Chief Executive Officer and President of Aquila Management Corporation
                                   (August 1984-December 1994); Vice President, Director and Secretary of Aquila
                                   Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of
                                   Aquila Distributors, Inc.; President and Chairman of the Board of Trustees of
                                   Capital Cash Management Trust ("CCMT"); President and Director of STCM
                                   Management Company, Inc. (sponsor and adviser to CCMT); Chairman,


              50 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

LACY B. HERRMANN,                  President and Director of InCap Management Corporation; Sub-Advisor and
Continued                          Administrator of Prime Cash Fund & Short Term Asset Reserves; Director of
                                   OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December
                                   2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company)
                                   (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since
                                   June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Director (since 2001)              Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 64                            (since September 2004); Member of Zurich Financial Services Investment
                                   Advisory Board (insurance) (since October 2004); Chairman (since August 2007)
                                   and Trustee (since August 1991) of the Board of Governing Trustees of The
                                   Jackson Laboratory (non-profit); Trustee of the Institute for Advanced Study
                                   (non-profit educational institute) (since May 1992); Special Limited Partner of
                                   Odyssey Investment Partners, LLC (private equity investment) (January 1999-
                                   September 2004); Trustee of Research Foundation of AIMR (2000-2002)
                                   (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm).
                                   Oversees 63 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN
                                   INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                   OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL.
                                   MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS,
                                   INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June 2001);
President and Principal            President of the Manager (September 2000-March 2007); President and director
Executive Officer (since 2001)     or trustee of other Oppenheimer funds; President and Director of Oppenheimer
and Director (since 2005)          Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 58                            Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                   Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (sub-
                                   sidiary of the Manager) (November 2001-December 2006); Chairman and
                                   Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                   (transfer agent subsidiaries of the Manager) (since July 2001); President and
                                   Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                   Centennial Asset Management Corporation, Trinity Investment Management
                                   Corporation and Tremont Capital Management, Inc. (since November 2001),
                                   HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                   (since July 2001); President (since November 2001) and Director (since July 2001)
                                   of Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                   Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
                                   February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since
                                   October 2007) and Member of the Investment Company Institute's Board of
                                   Governors (since October 2003). Oversees 102 portfolios in the
                                   OppenheimerFunds complex.


              51 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. FREUD,
FUND                               ZACK AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK,
                                   NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES,
                                   6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN
                                   ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

DOMINIC FREUD,                     Vice President of the Manager (since April 2003). Partner and European Equity
Vice President and Portfolio       Portfolio manager at SLS Management (January 2002-February 2003) prior to
Manager (since 2005)               which he was head of the European equities desk and managing director at SG
Age: 48                            Cowen (May 1994-January 2002). An officer of 2 portfolios in the
                                   OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief           2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor,
Compliance Officer                 Inc., Centennial Asset Management and Shareholder Services, Inc. (since March
(since 2004)                       2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Age: 57                            Management Corporation and Shareholder Services, Inc. (since June 1983).
                                   Former Vice President and Director of Internal Audit of the Manager (1997-
                                   February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting             Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc.
Officer (since 1999)               and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private
Age: 48                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since
                                   May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                   1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 port-
                                   folios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President
Assistant Treasurer                of the Manager (August 2002-February 2007); Manager/Financial Product
(since 2004)                       Accounting of the Manager (November 1998-July 2002). An officer of 102
Age: 37                            portfolios in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003).
Age: 37                            An officer of 102 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)             2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 59                            December 2001); General Counsel of Centennial Asset Management Corporation
                                   (since December 2001); Senior Vice President and General Counsel of
                                   HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                   September 1997) and Director (since November 2001) of OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                   Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                   President, General Counsel and Director of Shareholder Financial Services, Inc. and
                                   Shareholder Services, Inc. (since December 2001); Senior Vice President, General


              52 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

ROBERT G. ZACK,                    Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
Continued                          (since November 2001); Vice President of OppenheimerFunds Legacy Program
                                   (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                   Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                   International Distributor Limited (since December 2003); Senior Vice President
                                   (May 1985-December 2003). An officer of 102 portfolios in the
                                   OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                President (April 2001-April 2004), Associate General Counsel (December 2000-
(since 2004)                       April 2004). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                September 2004); First Vice President (2000-September 2004), Director (2000-
(since 2004)                       September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 43                            Management. An officer of 102 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary                (since October 2003) of the Manager; Vice President (since 1999) and Assist-
(since 2001)                       ant Secretary (since October 2003) of the Distributor; Assistant Secretary of
Age: 42                            Centennial Asset Management Corporation (since October 2003); Vice
                                   President and Assistant Secretary of Shareholder Services, Inc. (since 1999);
                                   Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc. (since December 2001); Assistant Counsel of the
                                   Manager (August 1994-October 2003). An officer of 102 portfolios in the
                                   OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


              53 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,000 in fiscal 2007 and $16,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S AUDIT COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Audit Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  (1) Exhibit attached hereto.

     (2) Exhibits attached hereto.

     (3) Not applicable.

(b) Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest International Value Fund, Inc.

By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    01/14/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    01/14/2008

By:      /s/ Brian W. Wixted
         ---------------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    01/14/2008